                                                             Exhibit - (g)(3)(i)

(ING FUNDS LOGO)

November 30, 2005

Ms. Katherine Dinella
Vice President
The Bank of New York - Securities Lending
32 Old Slip, 15th Floor
New York, NY 10286

Dear Ms. Dinella:

     Pursuant to the terms and conditions of the Securities Lending Agreement and Guaranty dated August 7, 2003 and the Subscription Agreement dated August 8, 2003 (the "Agreements"), we hereby notify you of the addition of ING Baron Asset Portfolio, ING Lord Abbett U.S. Government Securities Portfolio, ING Neuberger Berman Partners Portfolio, ING Neuberger Berman Regency Portfolio, ING Pioneer High Yield Portfolio and ING Templeton Foreign Equity Portfolio, six newly established series of ING Partners, Inc., ING Global Real Estate Portfolio, ING FMR(SM) Small Cap Equity Portfolio, and ING Wells Fargo Small Cap Disciplined Portfolio, three newly established series of ING Investors Trust, and ING Diversified International Fund, ING Emerging Markets Fixed Income Fund, ING Greater China Fund, ING Index Plus International Equity Fund and ING International Capital Appreciation Fund, five newly established series of ING Mutual Funds, (the "Funds") to be included on the AMENDED EXHIBIT A to the Agreements. AMENDED EXHIBIT A is attached hereto. This AMENDED EXHIBIT A supersedes the previous AMENDED EXHIBIT A dated July 14, 2005.

     The AMENDED EXHIBIT A has also been updated to reflect name changes for ING Salomon Brothers Fundamental Value Portfolio to ING Davis Venture Value Portfolio, ING Jennison Equity Opportunities Portfolio to ING Wells Fargo Mid Cap Disciplined Portfolio and ING Mercury Focus Value Portfolio to ING Mercury Large Cap Value Portfolio.

     Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below. If you have any questions, please contact me at (480) 477-2117.

                                        Sincerely,


                                        /s/ Robert S. Naka
                                        ----------------------------------------
                                        Robert S. Naka
                                        Senior Vice President
                                        ING Investors Trust, ING Mutual Funds
                                        ING Partners, Inc.


ACCEPTED AND AGREED TO:
The Bank of New York


By: /s/ William P. Kelly
    ---------------------------------
Name: William P. Kelly
Title: Managing Director,
       Duly Authorized

7337 E. Doubletree Ranch Rd.        Tel: 480-477-3000        ING Investors Trust
Scottsdale, AZ 85258-2034           Fax: 480-477-2700        ING Mutual Funds
                                    www.ingfunds.com         ING Partners, Inc.

                                AMENDED EXHIBIT A

                               WITH RESPECT TO THE

                  SECURITIES LENDING AGREEMENT AND GUARANTY AND
                             SUBSCRIPTION AGREEMENT

                                                            BNY ACCOUNT NUMBER
FUND                                                         (DOMESTIC/GLOBAL)
----                                                      ----------------------
ING EQUITY TRUST
ING Convertible Fund                                              464744
ING Disciplined LargeCap Fund                                     464742
ING Equity and Bond Fund                                       464759/464760
ING LargeCap Growth Fund                                          464733
ING LargeCap Value Fund                                           454702
ING MidCap Opportunities Fund                                     464741
ING MidCap Value Choice Fund                                      464786
ING MidCap Value Fund                                             464735
ING Real Estate Fund                                              464746
ING SmallCap Opportunities Fund                                   464743
ING SmallCap Value Choice Fund                                    464788
ING SmallCap Value Fund                                           464736

ING FUNDS TRUST
ING Classic Money Market Fund                                     464008
ING High Yield Bond Fund                                          464010
ING Institutional Prime Money Market Fund                         464048
ING Intermediate Bond Fund                                        464006
ING National Tax-Exempt Bond Fund                                 464002

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND           464767

ING INVESTMENT FUNDS, INC.
ING MagnaCap Fund                                                 464734

ING INVESTORS TRUST
ING AIM Mid Cap Growth Portfolio                                  058094
ING Alliance Mid Cap Growth Portfolio                             058102
ING American Funds Growth Portfolio                               464755
ING American Funds Growth-Income Portfolio                        464753
ING American Funds International Portfolio                        464761
ING Capital Guardian Managed Global Portfolio                     058095
ING Capital Guardian Small/Mid Cap Portfolio                      058093
ING Capital Guardian U.S. Equities Portfolio                      058221
ING Eagle Asset Capital Appreciation Portfolio                    058092
ING Evergreen Health Sciences Portfolio                           464704

                                                            BNY ACCOUNT NUMBER
FUND                                                         (DOMESTIC/GLOBAL)
----                                                      ----------------------
ING INVESTORS TRUST (CONT.)
ING Evergreen Omega Portfolio                                     464706
ING FMR(SM) Diversified Mid Cap Portfolio                      058404/279603
ING FMR(SM) Earnings Growth Portfolio                             464572
ING FMR(SM) Small Cap Equity Portfolio                              TBD
ING Global Real Estate Portfolio                                    TBD
ING Global Resources Portfolio                                    058085
ING Goldman Sachs Tollkeeper(SM) Portfolio                        158090
ING International Portfolio                                       279604
ING Janus Contrarian Portfolio                                 058401/279601
ING JPMorgan Emerging Markets Equity Portfolio                    058096
ING JPMorgan Small Cap Equity Portfolio                           279610
ING JPMorgan Value Opportunities Portfolio                        464582
ING Julius Baer Foreign Portfolio                                 279606
ING Legg Mason Value Portfolio                                 058400/279600
ING LifeStyle Aggressive Growth Portfolio                         464998
ING LifeStyle Growth Portfolio                                    464996
ING LifeStyle Moderate Growth Portfolio                           464994
ING LifeStyle Moderate Portfolio                                  464992
ING Limited Maturity Bond Portfolio                               058082
ING Liquid Assets Portfolio                                       058081
ING MarketPro Portfolio                                           464910
ING MarketSyle Growth Portfolio                                   464926
ING MarketStyle Moderate Growth Portfolio                         464922
ING MarketStyle Moderate Portfolio                                464934
ING Marsico Growth Portfolio                                      058101
ING Marsico International Opportunities Portfolio                 464576
ING Mercury Large Cap Value Portfolio                             279608
ING Mercury Large Cap Growth Portfolio                            279607
ING MFS Mid Cap Growth Portfolio                                  058098
ING MFS Total Return Portfolio                                    058100
ING MFS Utilities Portfolio                                       464584
ING Oppenheimer Main Street Portfolio(R)                          058099
ING PIMCO Core Bond Portfolio                                     058103
ING PIMCO High Yield Portfolio                                    464018
ING Pioneer Fund Portfolio                                        464578
ING Pioneer Mid Cap Value Portfolio                               464580
ING Salomon Brothers All Cap Portfolio                            058114
ING Salomon Brothers Investors Portfolio                          058220
ING Stock Index Portfolio                                         464701
ING T. Rowe Price Capital Appreciation Portfolio                  058084
ING T. Rowe Price Equity Income Portfolio                         058087
ING UBS U.S. Allocation Portfolio                              058402/279602
ING Van Kampen Equity Growth Portfolio                            279609

                                                            BNY ACCOUNT NUMBER
FUND                                                         (DOMESTIC/GLOBAL)
----                                                      ----------------------
ING INVESTORS TRUST (CONT.)
ING Van Kampen Global Franchise Portfolio                         279605
ING Van Kampen Growth and Income Portfolio                        058090
ING Van Kampen Real Estate Portfolio                              058086
ING VP Index Plus International Equity Portfolio                  464492
ING Wells Fargo Mid Cap Disciplined Portfolio                     058088
ING Wells Fargo Small Cap Disciplined Portfolio                     TBD

ING MAYFLOWER TRUST
ING International Value Fund                                      464212

ING MUTUAL FUNDS
ING Diversified International Fund
ING Emerging Countries Fund                                       464214
ING Emerging Markets Fixed Income Fund
ING Foreign Fund                                                  464202
ING Global Equity Dividend Fund                                   464751
ING Global Real Estate Fund                                       464220
ING Global Value Choice Fund                                      464218
ING Greater China Fund
ING Index Plus International Equity Fund
ING International Capital Appreciation Fund
ING International Fund                                            464206
ING International SmallCap Fund                                   464216
ING International Value Choice Fund                               464278
ING Precious Metals Fund                                          464210
ING Russia Fund                                                   464208

ING PARTNERS, INC.
ING American Century Large Company Value Portfolio                464544
ING American Century Select Portfolio                             464532
ING American Century Small Cap Value Portfolio                    464502
ING Baron Asset Portfolio                                           TBD
ING Baron Small Cap Growth Portfolio                              464504
ING Davis Venture Value Portfolio                                 464546
ING Fidelity(R) VIP Contrafund(R)Portfolio                        464564
ING Fidelity(R) VIP Equity-Income Portfolio                       464568
ING Fidelity(R) VIP Growth Portfolio                              464570
ING Fidelity(R) VIP Mid Cap Portfolio                             464566
ING Fundamental Research Portfolio                                464538
ING Goldman Sachs(R)Capital Growth Portfolio                      464540
ING Goldman Sachs(R)Core Equity Portfolio                         464514
ING JPMorgan Fleming International Portfolio                      464528
ING JPMorgan Mid Cap Value Portfolio                              464506

                                                            BNY ACCOUNT NUMBER
FUND                                                         (DOMESTIC/GLOBAL)
----                                                      ----------------------
ING PARTNERS, INC. (CONT.)
ING Lord Abbett U.S. Government Securities Portfolio                TBD
ING MFS Capital Opportunities Portfolio                           464522
ING Neuberger Berman Partners Portfolio                             TBD
ING Neuberger Berman Regency Portfolio                              TBD
ING OpCap Balanced Value Portfolio                                464542
ING Oppenheimer Global Portfolio                                  464508
ING Oppenheimer Strategic Income Portfolio                        464548
ING PIMCO Total Return Portfolio                                  464510
ING Pioneer High Yield Portfolio                                    TBD
ING Salomon Brothers Aggressive Growth Portfolio                  464518
ING Salomon Brothers Large Cap Growth Portfolio                   464516
ING Solution 2015 Portfolio                                       464590
ING Solution 2025 Portfolio                                       464594
ING Solution 2035 Portfolio                                       464596
ING Solution 2045 Portfolio                                       464574
ING Solution Income Portfolio                                     464586
ING T. Rowe Price Diversified Mid Cap Growth Portfolio            464534
ING T. Rowe Price Growth Equity Portfolio                         464530
ING Templeton Foreign Equity Portfolio                              TBD
ING UBS U.S. Large Cap Equity Portfolio                           464520
ING Van Kampen Comstock Portfolio                                 464512
ING Van Kampen Equity and Income Portfolio                        464536

ING SERIES FUND, INC.
Brokerage Cash Reserves                                           464062
ING Aeltus Money Market Fund                                      464064
ING Balanced Fund                                                 464764
ING Equity Income Fund                                            464723
ING Global Science and Technology Fund                            464750
ING Government Fund                                               464076
ING Growth Fund                                                   464762
ING Index Plus LargeCap Fund                                      464726
ING Index Plus MidCap Fund                                        464727
ING Index Plus SmallCap Fund                                      464725
ING International Growth Fund                                     464204
ING Small Company Fund                                            464729
ING Strategic Allocation Balanced Fund                            464719
ING Strategic Allocation Growth Fund                              464720
ING Strategic Allocation Income Fund                              464722
ING Value Opportunity Fund                                        464730

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
ING VP Strategic Allocation Balanced Portfolio                    464416

                                                            BNY ACCOUNT NUMBER
FUND                                                         (DOMESTIC/GLOBAL)
----                                                      ----------------------
ING STRATEGIC ALLOCATION PORTFOLIOS, INC. (CONT.)
ING VP Strategic Allocation Growth Portfolio                      464418
ING VP Strategic Allocation Income Portfolio                      464420

ING VARIABLE FUNDS
ING VP Growth and Income Portfolio                                464402

ING VARIABLE INSURANCE TRUST
ING VP Global Equity Dividend Portfolio                   464468 & 464466/464466

ING VARIABLE PORTFOLIOS, INC.
ING VP Global Science and Technology Portfolio                    464422
ING VP Growth Portfolio                                           464404
ING VP Index Plus LargeCap Portfolio                              464406
ING VP Index Plus MidCap Portfolio                                464408
ING VP Index Plus SmallCap Portfolio                              464410
ING VP International Equity Portfolio                             464460
ING VP Small Company Portfolio                                    464414
ING VP Value Opportunity Portfolio                                464424

ING VARIABLE PRODUCTS TRUST
ING VP Convertible Portfolio                                      464430
ING VP Disciplined LargeCap Portfolio                             464448
ING VP Financial Services Portfolio                               464449
ING VP High Yield Bond Portfolio                                  464432
ING VP International Value Portfolio                              464464
ING VP LargeCap Growth Portfolio                                  464440
ING VP MagnaCap Portfolio                                         464442
ING VP MidCap Opportunities Portfolio                             464444
ING VP Real Estate Portfolio                                      464747
ING VP SmallCap Opportunities Portfolio                           464450

ING VP BALANCED PORTFOLIO, INC.                                   464428

ING VP EMERGING MARKETS FUND, INC.                                464462

ING VP INTERMEDIATE BOND PORTFOLIO                                464400

ING VP MONEY MARKET PORTFOLIO                                     464412